Exhibit 10.46(a)

[EXECUTION COPY]

AMENDMENT NO. 1

TO

MASTER REPURCHASE AGREEMENT

THIS AMENDMENT NO. 1, made as of January 14, 2004 (“Amendment No. 1”), by and between BEAR STEARNS MORTGAGE CAPITAL CORPORATION (“Buyer”) and NC CAPITAL CORPORATION (“Seller”).

R E C I T A L S

WHEREAS, Buyer and Seller have previously entered into a Master Repurchase Agreement dated as of October 31, 2003 (the “Agreement”); and

WHEREAS, Buyer and Seller desire to make certain further modifications and amendments to the Agreement as described herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Recitals. Buyer and Seller agree that the foregoing recitals are true and correct and are incorporated herein by reference.

Section 2. Definitions.

(a) Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Agreement. Capitalized terms used in the Agreement whose definitions are modified in this Amendment No. 1 shall, for all purposes of the Agreement, be deemed to have such modified definitions.

(b) The definition of “High Cost Loan” is hereby deleted in its entirety.

(c) The definition of “Eligible Loans” is hereby deleted and replaced in its entirety as follows:

“Eligible Loan”, means any Mortgage Loan which is determined in the reasonable judgement of Buyer to meet the criteria set forth in the Underwriting Guidelines or the Sub prime Underwriting Guidelines (subject, however, to the restriction described in the covenant of Seller set forth in Section 10(e)(xxi) hereof).

The following definitions are hereby added to the Agreement:

“Sub prime Mortgage Loan”, the Mortgage Loans described as “sub prime” in the Sub prime Underwriting Guidelines.

“Sub prime Underwriting Guidelines”, the guidelines in respect of sub prime mortgage loans which were delivered to Buyer.

Section 3. Representations, Warranties and Covenants. The following representations and warranties are added to the Agreement with respect to the Mortgage Loans.

(a) Section 10(c) of the Agreement is hereby deleted and replaced in its entirety as follows:

“Seller makes the representations and warranties set forth in Exhibit C with respect to the Purchased Mortgage Loans included in the related Transactions as of the related Purchase Date and Exhibit H with respect to the Sub prime Mortgage Loans included in the related Transactions as of the related Purchase Date.”

(b) Section 10(e)(xvii) of the Agreement is hereby deleted and replaced in its entirety as follows:

“(xvii) The aggregate outstanding Purchase Price for all Transactions (which are Committed Transactions) shall not exceed four hundred million dollars ($400,000,000). In addition, the aggregate outstanding Purchase Price for Transactions which will be entered into by Buyer in its sole discretion on an uncommitted basis shall not exceed four hundred million dollars ($400,000,000).”

(c) Section 10(e)(xxi) of the Agreement is hereby deleted and replaced in its entirety as follows:

“(xxi) Seller shall provide Buyer with written notice of any material change that Seller has made to the Underwriting Guidelines or the Sub prime Underwriting Guidelines, as applicable, and Buyer shall have fifteen (15) days to determine whether such change is acceptable to Buyer in its reasonable business judgment; if Buyer, in its reasonable business judgment, determines that any such change to the Underwriting Guidelines or Sub prime Underwriting Guidelines, as applicable, is unacceptable to Buyer, then a new Pricing Rate for Mortgage Loans or Sub prime Mortgage Loans, as applicable, originated under such change shall be determined by mutual agreement of Buyer and Seller or the Mortgage Loans originated under such change shall not be Eligible Loans.”

(d) Section 10(e) of the Agreement is hereby amended by adding the following:

“(xxii) The aggregate outstanding Purchase Price for all Sub prime Mortgage Loans shall not exceed four hundred million dollars ($400,000,000).”

(e) Exhibit C, subparagraph (xlii) of the Agreement is hereby deleted and replaced in its entirety as follows:

“Each Mortgage Loan complies with, and Seller has complied with, applicable local, state and federal laws, regulations and other requirements including, without limitation, usury, equal credit opportunity, real estate settlement procedures, the Federal Truth-In-Lending Act and disclosure laws and consummation of the transactions contemplated hereby, including without limitation, the receipt of interest by the owner of such Mortgage Loan, will not involve the violation of any such laws, rules or regulations. None of the Mortgage Loans are (a) Mortgage Loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended, (b) except as may be provided in subparagraph (c) below, classified and/or defined, as a “high cost”, “threshold”, “predatory” or “covered” loan under any other applicable state, federal or local law including, but not limited to, the States of Georgia, New York, North Carolina, and the City of New York or (c) Mortgage Loans subject to the New Jersey Home Ownership Security Act of 2002 (the “Act”), unless such Mortgage Loan is a (1) “Home Loan” as defined in the Act that is (A) a first lien purchase money Mortgage Loan, which is not a “High Cost Home Loan” as defined in the Act or (B) a rate and term refinance as set forth in the Underwriting Guidelines which is not a “High Cost Home Loan”, or (2) “Covered Home Loan” as defined in the Act that is a first lien purchase money Mortgage Loan, which is not a High Cost Home Loan under the Act. In addition to and notwithstanding anything to the contrary herein, no Mortgage Loan for which the Mortgaged Property is located in New Jersey is a Home Loan as defined in the Act that was made, arranged, or assigned by a person selling either a manufactured home or home improvements to the Mortgaged Property or was made by an originator to whom the Mortgagor was referred by any such seller. Seller shall maintain in its possession, available for the Purchaser’s inspection, as appropriate, and shall deliver to the Purchaser or its designee upon demand, evidence of compliance with all such requirements.”

(f) Exhibit D, paragraph (i) of the Agreement is hereby deleted and replaced in its entirety as follows:

“No more than 45% by original principal balance of the Purchased Mortgage Loans had loan-to-value ratios in excess of 85%;”

(g) Exhibit H is hereby added to the Agreement with respect to the Sub prime Mortgage Loans in the form attached hereto.

Section 4. Expenses. Each party hereto shall pay its own expenses in connection with this Amendment No. 1.

Section 5. Controlling Law. This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and entirely performed therein.

Section 6. Interpretation. The provisions of the Agreement shall be read so as to give effect to the provisions of this Amendment No. 1.

Section 7. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 8. Ratification and Confirmation. As amended by this Amendment No. 1, the Agreement is hereby in all respects ratified and confirmed, and the Agreement as amended by this Amendment No. 1 shall be read, taken and construed as one and the same instrument.

IN WITNESS WHEREOF, Buyer and Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

BEAR STEARNS MORTGAGE CAPITAL CORPORATION

By:	/s/ Paul Friedman

Title:	Senior Vice President
Date:

NC CAPITAL CORPORATION

By:	/s/ Kevin Cloyd

Title:	President
Date:

Exhibit H

REPRESENTATIONS AND WARRANTIES

RELATING TO SUB PRIME MORTGAGE LOANS

1. No Sub prime Mortgage Loan contains provisions pursuant to which monthly payments are (i) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (ii) paid by any source other than the Mortgagor or (iii) contains any other similar provisions which may constitute a “buydown” provision. The Sub prime Mortgage Loan is not a graduated payment mortgage loan and the Sub prime Mortgage Loan does not have a shared appreciation or other contingent interest feature.

2. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of a Refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File.

3. No Sub prime Mortgage Loan has an LTV or CLTV, as applicable, of more than 100%.

4. Any Sub prime Mortgage Loan without a FICO score has at least a “B” credit grade as evidenced by the Mortgage File.

5. No more than 1% of the aggregate current outstanding principal balance of the Purchased Mortgage Loans are Sub prime Mortgage Loans without a FICO score (and, pursuant to paragraph 4 above, with at least a “B” credit grade).

6. No Sub prime Mortgage Loan has a debt to income ratio exceeding 55%.

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